UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - NOVEMBER 5, 2004

                                 AUX (USA) INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                   0001289277                  NONE
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)        Identification Number)

                               c/o ZhongTong Inc.
                         (315100) 566 East Yinzhou Road
                        Ningbo, Zhejiang Province, China
                    (Address of principal executive offices)

                                0118657488220636
              (Registrant's telephone number, including area code)

                          HERITAGE CAPITAL GROUP, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On November 5, 2004, the Company amended Article One of its Articles of Incorporation to change its name from "Heritage Capital Group, Inc." to "AUX
(USA) Inc." This amendment was approved by unanimous resolutions adopted as of November 3, 2004 by the Company's stockholders and Board of Directors. The Certificate of Amendment of the Certificate of Incorporation of Heritage Capital Group, Inc. is attached hereto as Exhibit 1.

Item 9.01: Financial Statements and Exhibits.

Exhibit 1: Certificate of Amendment of the Certificate of Incorporation of
           Heritage Capital Group, Inc.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, AUX
(USA) Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               AUX (USA) INC.

Dated: November 10, 2004


                                               By: /s/ Jian Jiang Zheng
                                                   -----------------------------
                                                   Name: Jian Jiang Zheng
                                                   Title: President

                                  EXHIBIT INDEX

Exhibit No.
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Exhibit 1:  Certificate of Amendment of the Certificate of Incorporation of
            Heritage Capital Group, Inc.